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                                                                 EXHIBIT 2.2 (a)


                               AMENDMENT NO. 1 TO
                         AGREEMENT AND PLAN OF MERGER,
                            DATED AS OF JULY 9, 2002,
                  BY AND AMONG PRONATIONAL INSURANCE COMPANY,
                 MEEMIC MERGER CORP. AND MEEMIC HOLDINGS, INC.

     This Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 9, 2002, by and among ProNational Insurance Company, Meemic Merger Corp. and MEEMIC Holdings, Inc. (the "Merger Agreement") is made as of this 18th day of September, 2002.

     WHEREAS, each of the parties desires to amend Section 9.01(d) of the Merger Agreement to change the date therein from December 31, 2002 to February 28, 2003; and

     WHEREAS, Section 9.03 of the Merger Agreement provides that an amendment thereof must be in writing and signed by each of the parties thereto;

     NOW THEREFORE, the parties to the Merger Agreement hereby amend Section 9.01(d) of the Merger Agreement to change the date therein from December 31, 2002 to February 28, 2003.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and delivered this Amendment as of the date and year first above written.

                                       PRONATIONAL INSURANCE COMPANY

                                       By:  /s/ VICTOR T. ADAMO
                                            -------------------------------
                                            Victor T. Adamo
                                       Its: President

                                       MEEMIC MERGER CORP.

                                       By:  /s/ VICTOR T. ADAMO
                                            --------------------------------
                                            Victor T. Adamo
                                       Its: Incorporator

                                       MEEMIC HOLDINGS, INC.

                                       By:  /s/ LYNN M. KALINOWSKI
                                            --------------------------------
                                            Lynn M. Kalinowski
                                       Its: President